UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) -May 17, 2006

HARLEYSVILLE NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

483 Main Street
Harleysville, Pennsylvania 19438
(Address of principal executive office and zip code)

(215) 256-8851
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 11, 2006, A. Ross Myers was appointed to the position of Class D Director of Harleysville National Corporation during its May 11, 2006 Board Meeting. Mr. Myers will also serve on the Board of Directors of Harleysville National Bank His term will extent through 2010. A copy of the press release is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit 99.1: Press Release issued by Harleysville National Corporation dated May 17, 2006 titled “Harleysville National Corporation Elects New Director.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HARLEYSVILLE NATIONAL CORPORATION

Dated: May 17, 2006                                           /s/ George S. Rapp
                           George S. Rapp, EVP and Chief Financial Officer

EXHIBIT INDEX

Page

Exhibit 99.1 Press Release, dated May 17, 2006, of Harleysville National Corporation announcing the appointment of A. Ross Myers to the Board of Directors of Harleysville National Corporation and Harleysville National Bank.	5